Exhibit 99.1

205034 Cantor Equity Draft Proxy Card Rev2 -Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY Vote by Internet - QUICK HHH EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail CANTOR EQUITY PARTNERS III, INC. 2026 Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on , 2026. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online meeting, you will need your 12 digit control number to vote electronically at the meeting. To attend, visit: https://www.cstproxy.com/ 2026 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Proxy THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS CANTOR EQUITY PARTNERS III, INC. The undersigned, revoking any previous proxies, hereby acknowledges receipt of the Notice of Extraordinary General Meeting of Shareholders of Cantor Equity Partners III, Inc. (the “Notice”) and the Proxy Statement/ Prospectus (the “Proxy Statement”), and hereby appoints Brandon Lutnick and Jane Novak, and each of them independently, with full power of substitution, as proxies to vote the shares of Cantor Equity Partners III, Inc. (“CAEP”) that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting (the “Meeting”) of the shareholders of CAEP to be held at the offices of DLA Piper LLP (US) at 1251 Avenue of the Americas, New York, New York 10020 and virtually on https://www.cstproxy.com/ , 2026, at , Eastern Time, accessible at /2026 or at such other time, on such other date and at such other place to which the Meeting may be adjourned or postponed. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement and in the proxies’ discretion on such other matters as may properly come before the Meeting or any adjournment or postponement thereof. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Proxy Statement. THIS PROXY WHENPROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR PROPOSALS 1, 2, 3, 4 AND 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHERMATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTIONS ARE GIVEN AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS, IF PRESENTED. (Continued and to be marked, dated and signed on the other side).

205034 Cantor Equity Draft Proxy Card Rev2 – Back Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on , 2026, at Eastern Time The Notice and the accompanying Proxy Statement are available at https://www.cstproxy.com/ /2026. 2026 your votes like this PROXY THE BOARD OF DIRECTORS OF CANTOR EQUITY PARTNERS III, INC. RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5. 1. Proposal 1 – The Business Combination Proposal – to approve and adopt, by ordinary resolution, the Business Combination Agreement (as amended, restated or otherwise modified from time to time, the “Business Combination Agreement”), dated as of November 7, 2025, by and among CAEP, AIR Limited, a private limited company incorporated under the laws of Jersey (“AIR”), AIR Holdings Limited, a private limited company incorporated under the laws of Jersey (“Pubco”), Genesis Cayman Merger Sub Limited, a Cayman Islands exempted company (“Cayman Merger Sub”), and Genesis Jersey Merger Sub Limited, a private limited company incorporated under the laws of Jersey (“Jersey Merger Sub”), pursuant to which (a) Cayman Merger Sub will merge with and into CAEP, with CAEP continuing as the surviving entity, and as a result of which CAEP Shareholders will receive one ordinary share of Pubco (a “Pubco Ordinary Share”) for each CAEP Class A ordinary share, par value $0.0001 per share (a “CAEP Class A Ordinary Share”), including each CAEP Class B ordinary share, par value $0.0001 per share (a “CAEP Class B Ordinary Share and together, with the CAEP Class A Ordinary Shares, the “CAEP Ordinary Shares”) that will have automatically converted into CAEP Class A Ordinary Shares pursuant to the CAEP Memorandum and Articles, held by such CAEP Shareholder other than any CAEP Class B Ordinary Shares surrendered by Cantor EP Holdings III, LLC (the “Sponsor”) and any CAEP Class A Ordinary Shares that have been validly redeemed (the “Cayman Merger”) and (b) immediately following, Jersey Merger Sub will merge with and into AIR, with AIR continuing as the surviving entity, and as a result of which the shareholders of AIR (the “AIR Shareholders”) will receive Pubco Ordinary Shares in exchange for their interests in AIR as described below (such merger, the “Jersey Merger,” the Jersey Merger together with the Cayman Merger, the “Mergers” and the Mergers together with the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents thereto, the “Transactions”). FOR AGAINST ABSTAIN 2. Proposal 2 – The Merger Proposal – to approve and authorize, by special resolution, (a) the Cayman Merger and the plan of merger for the Cayman Merger to be entered into by Cayman Merger Sub and CAEP (the “Cayman Plan of Merger”), (b) the amendment and restatement of CAEP’s Amended and Restated Memorandum and Articles of Association (the “CAEP Memorandum and Articles”) by the deletion in their entirety and the substitution in their place of the form of the memorandum and articles of association of Cayman Merger Sub as in effect immediately prior to the Cayman Effective Time and (c) the amendment of the authorized share capital of CAEP from $55,500 divided into 500,000,000 Class A ordinary shares of a par value of $0.0001 each, 50,000,000 Class B ordinary shares of a par value of $0.0001 each and 5,000,000 preference shares of a par value of $0.0001 each to $55,500 divided into 555,000,000 shares of a nominal or par value of $0.0001 each. FOR AGAINST ABSTAIN 3. Proposal 3 – The Organizational Documents Proposals – to consider and vote, on a non-binding advisory basis, upon separate proposals to approve the material differences between the CAEP Memorandum and Articles and the amended and restated memorandum and articles of association of Pubco (the “A&R Pubco Articles”), specifically to approve: Proposal A: to change the size and composition of the board of directors to initially consist of eight (8) directors and that the Pubco Board may increase or reduce the number of directors constituting the Pubco Board. FOR AGAINST ABSTAIN Proposal B: the A&R Pubco Articles will provide that the Pubco Board is divided into three classes, Class I, Class II and Class III, with each class consisting of, as nearly as possible, one-third of the total number of directors, and that the terms of the initial Class I, Class II and Class III directors will expire at the first, second and third annual meeting of the Pubco shareholders, respectively. FOR AGAINST ABSTAIN Proposal C: the A&R Pubco Articles will provide that the board of directors may be elected by a simple majority of the votes cast by holders of Pubco Ordinary Shares. FOR AGAINST ABSTAIN Proposal D: the A&R Pubco Articles will provide that general meetings of shareholders may be called by the Pubco Board whenever in their judgment such a meeting is necessary or by shareholders who hold not less than ten percent (10%) of the total voting rights of all holders of Pubco Ordinary Shares entitled to vote at an election of the directors of the Pubco Board. FOR AGAINST ABSTAIN Proposal E: the A&R Pubco Articles will provide that a quorum of the Pubco Board may be fixed by the directors, and unless so fixed shall be two (2) directors. FOR AGAINST ABSTAIN Proposal F: the A&R Pubco Articles will provide that Pubco must give written notice to shareholders entitled to attend and vote at a meeting at least fourteen (14) days prior to the general meeting of the holders of Pubco Ordinary Shares, stating the date and time at which the meeting is to be held and the business to be conducted at such meeting. FOR AGAINST ABSTAIN Proposal G: The A&R Pubco Articles will not include an exclusive forum provision. FOR AGAINST ABSTAIN Proposal 4 – The Nasdaq Proposal – to approve, by ordinary resolution, a proposal for the purposes of complying with the applicable provisions of Nasdaq Rule 5635, the issuance of (i) Pubco Ordinary Shares in connection with the Business Combination, (ii) the CAEP Class A Ordinary Shares issuable in repayment of the promissory note in the aggregate principal amount of up to $1,750,000 entered into by CAEP in favor of the Sponsor on June 25, 2025, and (iii) additional Pubco Ordinary Shares that will, upon Closing, be reserved for issuance pursuant to the Incentive Plan, to the extent such issuances would require shareholder approval under Nasdaq Rule 5635. FOR AGAINST ABSTAIN Proposal 5 – The Adjournment Proposal – to approve, by ordinary resolution, a proposal to adjourn the Meeting to a later date or dates, if it is determined by CAEP that additional time is necessary or appropriate to complete the Business Combination or for any other reason. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date 2026. Note: Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If shareholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If shareholder is a partnership, sign in partnership name by an authorized person, giving full title as such.